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                                     EXHIBIT 23.1
                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-78333.




                                        Arthur Andersen LLP

Boston, Massachusetts
March 29, 2000